UNITED STATES
		      SECURITIES AND EXCHANGE COMMISSION
			    Washington, D.C.  20549

				   SCHEDULE 14A
		Proxy Statement Pursuant to Section 14(a) of the Securities
			       Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
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	Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Section 240.14a-12

			      Micros-to-Mainframes, Inc.
		   (Name of Registrant as Specified In Its Charter)

				   Not Applicable
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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
			       Micros-to-Mainframes, Inc.
				   614 Corporate Way
			     Valley Cottage, New York 10989

                                Notice of Annual Meeting

To the Shareholders of
Micros-to-Mainframes, Inc.:


NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Micros-to-Mainframes, Inc. (the "Company") will be held on Friday, November 7, 2003 at the corporate offices of the Company, located at 614 Corporate Way, Valley Cottage, New York, commencing at 9:30 a.m. (local time) for the following purposes:

1. To elect five persons to the Board of Directors of the Company, each to serve until the next annual meeting of shareholders of the Company or until such person shall resign, be removed or otherwise leave office;
and

2. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Only shareholders of record as of the close of business on September 19, 2003 are entitled to vote at the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting for examination by any shareholder.

The foregoing matters are more fully described in the Proxy Statement accompanying this Notice, to which your attention is directed.


				       By Order of the Board of Directors,


				       Frank T. Wong, Secretary

Valley Cottage, New York
October 3, 2003

Each shareholder is urged to complete, date, sign and return the accompanying proxy card to assure that the shareholder's vote will be counted.

                    [THIS PAGE INTENTIONALLY LEFT BLANK]

			   MICROS-TO-MAINFRAMES, INC.
				614 Corporate Way
			 Valley Cottage, New York  10989

				  PROXY STATEMENT


Introductory Comment

Throughout this Proxy Statement, the terms "we," "us," "our" and "our company" refer to Micros-to-Mainframes, Inc. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis; and "you and "your" refers to the individual shareholders of our company.

Information About the Annual Meeting

Location of the Annual Meeting and Shareholders Entitled to Vote

The 2003 Annual Meeting of Shareholders of Micros-to-Mainframes, Inc. will be held at our corporate offices, located at 614 Corporate Way, Valley Cottage, New York, on Friday, November 7, 2003, commencing at 9:30 a.m. (local time). All of our shareholders of record as of the close of business on September 19, 2002 are entitled to attend and vote at the Annual Meeting.

Information About This Proxy Statement

We sent you this Proxy Statement and the enclosed Proxy Card because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement contains information that we are required to provide to you under the rules of the Securities and Exchange Commission and that is designed to assist you in voting your shares. We began mailing these proxy materials on or about October 2, 2003 to all shareholders of record as of the close of business on September 19, 2003. In addition to soliciting by mail, our directors, officers and other employees may solicit proxies in person, or by telephone, facsimile transmission or other means of electronic communication. We also will pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for forwarding proxy materials to beneficial owners and obtaining their voting instructions.

Information About Voting

You can vote on matters coming before the Annual Meeting by proxy or in person. You may vote for all, some or none of the director nominees.

If you choose to vote by proxy, you can do so by signing, dating and returning the enclosed Proxy Card. If you do this, the individuals named on the Proxy Card will be your proxies and they will vote your shares in the manner you indicate. If you do not indicate instructions on the Proxy Card but sign, date and return it, the proxies will vote your shares FOR the election of all nominees for director as listed in this Proxy Statement.

Our board of directors anticipates that all of the nominees listed in this Proxy Statement will be available for election and does not know of any other matters that may be brought before the Annual Meeting. If any other matters should come before the Annual Meeting or any of the nominees for the board of directors is not available for election, the proxies will have discretionary authority to vote in accordance with their best judgment on such matters unless the Proxy Card is marked to the contrary.

You may attend the Annual Meeting and cast your votes directly at the Annual Meeting. You may do this even if you have signed and returned the enclosed Proxy Card, provided that you revoke the proxy. You may revoke the proxy at any time before it is voted by:

* sending a written notice of revocation addressed to our Secretary, Frank T. Wong, at our corporate offices, 614 Corporate Way, Valley Cottage, New York 10989,
*       delivering a later dated proxy, or
*       voting in person at the Annual Meeting.

If you want to vote at the Annual Meeting, but your shares are held in the name of a broker or other nominee, you should obtain a proxy from your broker or nominee naming you as its proxy in order to vote your shares.

Information About Votes Necessary for Action to be Taken

We had 4,723,502 shares of our common stock outstanding as of the record date for the Annual Meeting. The common stock is our only outstanding securities entitled to vote at the Annual Meeting. Each share ofour common stock is entitled to one vote at the Annual Meeting. The presence at the Annual Meeting, either in person or by proxy, of holders of at least a majority of our Common Stock that is outstanding as of the close of business on the record date is necessary to have a quorum which allows us to conduct business at the Annual Meeting.

The election of directors is by a plurality of votes cast. Since the shareholders will be entitled to vote for up to five individuals for election to our board of directors, the five candidates with the most votes will be the individuals elected at the Annual Meeting to our board of directors.

Proxies marked "abstain" with respect to proposals other than the election of directors and proxies marked to deny discretionary authority on all other matters will only be counted for the purpose of determining the presence of a quorum. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals.


                 STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Our common stock is the only class of our voting securities presently outstanding.

The following table sets forth information with respect to the beneficial ownership of shares of our common stock as of the record date for the Annual Meeting by:
* each person known by us to beneficially own 5% or more of the outstanding shares of such class of stock, based on filings with the Securities and Exchange Commission and certain other information,
*       each of our "named executive officers" and directors, and
*       all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power. In addition, under SEC rules, a person is deemed to be the beneficial owner of securities which may be acquired by such person upon the exercise of options and warrants or the conversion of convertible securities within 60 days from the date on which beneficial ownership is to be determined.

The term "named executive officers" is defined in the SEC rules as those executive officers who are required to be listed in the Summary Compensation Table provided in the discussion in this proxy statement concerning proposal number 1.

Except as otherwise indicated in the notes to the following table,
* we believe that all shares are beneficially owned, and investment and voting power is held by, the persons named as owners, and
* the address for each beneficial owner listed in the table is c/o Micros-to-Mainframes, Inc. 614 Corporate Way, Valley Cottage, New York 10989.

                                   Amount and Nature of      Percentage of
Name and Address of Shareholder    Beneficial Ownership    Outstanding Shares
-------------------------------    ---------------------   ------------------
Steven H. Rothman .............        919,361  (1)              18.9
Howard A. Pavony ..............        914,456  (2)              18.8
Arnold Wasserman (3)...........         95,500  (4)               2.0
William Lerner (5).............         70,500  (6)               1.5
Alvin E. Nashman (7)...........         65,500  (8)               1.4
James W. Davis (9).............         55,500  (10)              1.2
All directors and executive officers
as a group (six persons).......      2,120,817  (11)             40.2
__________

(1) Includes 134,000 shares of our common stock issuable upon exercise of options granted to Mr. Rothman, which shares are exercisable within the next 60 days. Does not include 1,125 shares of our common stock held by Mr. Rothman's spouse.
(2) Includes 134,000 shares of our common stock issuable upon exercise of options granted to Mr. Pavony, which shares are exercisable within the next 60 days.
(3) The address for Mr. Wasserman is 1 Brookwood Drive, West Caldwell, New Jersey 07006.
(4) Represents 95,500 shares of our common stock issuable upon exercise of options granted to Mr. Wasserman, which shares are exercisable within the next 60 days.
(5) The address for Mr. Lerner is 423 East Beau Street, Washington, Pennsylvania 15301.
(6) Represents 70,500 shares of our common stock issuable upon exercise of options granted to Mr. Lerner, which shares are exercisable within the next 60 days.
(7) The address for Mr. Nashman is 3609 Ridgeway Terrace, Falls Church, Virginia 22044.
(8) Represents 65,500 shares of our common stock issuable upon exercise of options granted to Mr. Nashman, which shares are exercisable within the next 60 days.
(9) Mr. Davis, one of our current directors, is not standing for re-election at the Annual Meeting. The address for Mr. Davis is 17300 Boca Club Boulevard, Boca Raton, Florida 33487.
(10) Represents 55,500 shares of our common stock issuable upon exercise of options granted to Mr. Davis, which shares are exercisable within the next 60 days.
(11) Includes those shares beneficially owned by our current executives officers and directors, as set forth in notes (1), (2), (4), (6), (8) and (10).


				  PROPOSAL NUMBER 1
				Election of Directors

A total of five persons are to be elected to our board of directors at the Annual Meeting. Each director is elected to serve until the next annual meeting of shareholders of our company, unless the director shall resign, become disqualified, disabled or shall otherwise be removed from office. The proxies cannot be voted at the Annual Meeting for more than five directors. Only a plurality of votes cast is necessary for the election of directors. Accordingly, the five persons receiving the highest numbers of votes will be elected at the Annual Meeting to our board of directors.

Director-Nominees for the Annual Meeting

Our board of directors has nominated William Lerner, Alvin E. Nashman, Howard Pavony, Steven H. Rothman and Arnold J. Wasserman for election at the Annual Meeting.

Shares represented by executed Proxy Cards will be voted, if authority to do so is not withheld, for the election of each of Messrs. Lerner, Nashman, Pavony, Rothman and Wasserman as directors of our company, unless such nominee(s) shall be unavailable, in which case such shares will be voted for the substitute nominee(s) designated by our board of directors. Our board of directors has no reason to believe that any of its director-nominees will be unavailable or, if elected, will decline to serve.

Information Concerning Our Directors and Executive Officers

Set forth below is a brief description of the background of each of our directors-nominees and current executive officers, based on information provided to us by them.

                                Principal Positions and               Director
Name                   Age      Offices with our Company               Since
------------------     ----     -----------------------------------    -----
Steven H. Rothman       54      Chairman of the Board of Directors      1986
Howard A. Pavony        52      Chief Executive Officer, President
				and a Director                          1986
William Lerner*         69      Director                                1995
Alvin E. Nashman*       76      Director                                1998
Arnold J. Wasserman*+   65      Director                                1998
__________
*       Member of our audit and compensation committees.
+       Lead independent director.

Steven H. Rothman has served as our Chairman of the Board since September 2002. From May 1986 to August 2002, he served as our President. Mr. Rothman served as our Chief Executive Officer from September 1996 to August 2002 and as Co-Chief Executive Officer from May 1986 to August 1996.

Howard A. Pavony has served as our Chief Executive Officer and President since September 2002. From September 1986 to August 2002, he served as our Chairman of the Board, and from May 1986 to August 1986 as Co-Chief Executive Officer and Vice President.

William Lerner has been engaged in the private practice of corporate and securities law in New York since 1961 and in Pennsylvania since 1990. Mr. Lerner is a director of Seitel, Inc., New York Stock Exchange listed company which develops and maintains a seismic data library for the oil and gas industry; Rent- way, Inc., New York Stock Exchange listed company engaged in the rental-purchase industry; and Cortland Trust, Inc., a money market mutual fund distributed primarily through securities brokerage firms and commercial banks.

Arnold J. Wasserman has served as chairman of our audit committee since March 1999 and our lead independent director since June 2002. Mr. Wasserman has been a principal of Panda Financial Associates, Inc., a leasing/consulting firm, for the past 35 years. He is a director of Stratasys, Inc., a Nasdaq National Market listed company which manufactures rapid prototyping systems and materials, and serves as chairman of its audit committee.

Alvin E. Nashman has served as chairman of our compensation committee since March 1999. He has been an independent consultant in the field of computer service for the past ten years.

Committees of our Board of Directors

Our board of directors has two standing committees -- an audit committee and a compensation committee.

Our audit committee currently is composed of James W. Davis, William Lerner, Alvin E. Nashman and Arnold J. Wasserman, with Mr. Wasserman serving as its chairman. We believe that each of these committee members are "independent," within the meaning of such term under applicable law and the Marketplace
Rules of The Nasdaq Stock Market, Inc. The audit committee is primarily concerned with the accuracy and effectiveness of the audits of our financial statements by our internal audit staff and by our independent auditors. Its duties include:
* selecting and retaining the independent auditors, as well as ascertaining the auditors' independence;
* reviewing the scope of the audits to be conducted, as well as the results of their audits;
* approving non-audit services provided to our company by the independent auditors;
* reviewing the organization and scope of our internal system of audit, financial and disclosure controls;
* appraising our financial reporting activities, including our Annual Report on Form 10-K, and the accounting standards and principles followed; and
* conducting other reviews relating to compliance by employees with our internal policies and applicable laws.

Our compensation committee currently is composed of James W. Davis, William Lerner, Alvin E. Nashman and Arnold J. Wasserman, with Mr. Nashman serving as its chairman. The duties of our compensation committee include recommending to the full board of directors remuneration to be paid our executive officers, determining the number and conditions to exercise of options granted pursuant to our various stock option plans and recommending the establishment of and monitoring a compensation and incentive program for all of our executive officers.

Meetings of the Board of Directors and its Committees

Our board of directors held five formal meetings and acted by unanimous written consent on one occasion during our fiscal year ended March 31, 2003. Our audit committee held two formal meetings and our compensation committee held two formal meetings during our 2003 fiscal year. Each member of our board of directors attended, in person or telephonically, at least 75% of the total number of meetings of our board and each committee of the board on which the director serves.

Director Fees

Each director who is not an employee of our company receives an annual fee of $9,000 as compensation for serving on our board of directors, plus an additional $1,500 for each board meeting attended in person and $250 for each board meeting attended by telephonic conference call. Each member of the board's audit and compensation committees receives $2,500 per year, and each chairman of the committees receives $3,500, as compensation for serving on such committees, as well as an additional $250 for each committee meeting attended if the committee meeting is held on a day other than a day on which the board itself is meeting. We also pay the lead independent director a monthly fee of $1,000 as compensation for serving in such capacity.

Audit Committee Charter

Our board of directors adopted a charter for its audit committee in 2001. We amended the audit committee charter in June 2003 in order to comply with rules mandated by the Securities and Exchange Commission. A copy of the revised charter has been made Appendix A to this Proxy Statement.

Executive Compensation

The following table sets forth, with respect to our fiscal years ended March 31, 2003, 2002 and 2001, all compensation earned by each person who served as our chief executive officer during our 2033 fiscal year and such other persons who were serving as executive officers at the end of our 2003 fiscal year and whose total annual salary and bonus earned during our 2003 fiscal year exceeded $100,000.

					     Summary Compensation Table
										      Long-Term
										     Compensation
										   ----------------
						 Annual Compensation                     Awards
                                       --------------------------------------------   -------------
											Securities
				      Fiscal                           Other Annual     Underlying
Name and Principal Position(s)          Year      Salary        Bonus  Compensation       Options
-------------------------------       -------  ------------   -------- -------------   -----------
Howard A. Pavony, President             2003    $  265,000 $     8,200      (1)              --
	and Chief Executive Officer     2002       258,750         --       (1)            50,000
					2001       247,500      20,000      (1)              --

Steven H. Rothman, Chairman             2003    $  265,000 $     8,200      (1)              --
	of the Board                    2002       258,750         --       (1)            50,000
					2001       247,500      20,000      (1)              --

___________

(1) Represents perquisites and other personal benefits, securities or property which aggregated to less than $50,000 or 10% of the total annual salary and bonus paid during the fiscal year to the named executive officer.

Option Grants In Last Fiscal Year

None of the executive officers listed in the Summary Compensation Table contained in the "Executive Compensation" subsection of this Proxy Statement received the grant of a stock option during our fiscal year ended March 31, 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option
Values

None of the named executive officers listed in the Summary Compensation Table contained in the "Executive Compensation" subsection of this Proxy Statement exercised any of their options during our fiscal year ended March 31, 2003.

The following table sets forth:
* the total number of unexercised options held, as of March 31, 2003, by each of the named executive officers listed in the Summary Compensation Table contained in the "Executive Compensation" subsection of this Proxy Statement, separately identified between those exercisable and those not exercisable, and
* the aggregate value of in-the-money, unexercised options held, as of March 31, 2003, by each of the named executive officers, separately identified between those exercisable and those not exercisable.

				    Number of                       Value of Unexercised
				Unexercised Options                 In-the-Money Options
			       as of March 31, 2003                 as of March 31, 2003 (1)
			   ------------------------------------  ------------------------------
Name                    Exercisable      Unexercisable         Exercisable     Unexercisable
---------------------- ------------    ------------------    ---------------  ---------------
Howard A. Pavony        134,000                0            $       77,720        $     0
Steven H. Rothman       134,000                0            $       77,720        $     0

__________
(1) The value of unexercised in-the-money options is calculated by subtracting the aggregate exercise price of the options from the aggregate market price of the shares underlying the options as of March 31, 2003 of $0.58 per share.

Employment Agreements

We have entered into employment agreements with each of Steven H. Rothman, our Chairman of the Board, and Howard A. Pavony, our President and Chief Executive Officer. These employment agreements, as amended, currently provide for terms which expire on December 1, 2003. Each of the employment agreements provides for an annual salary of $265,000, plus performance bonuses based upon our attainment of specified levels of pre-tax income. The bonuses are $5,000, plus 5% of our pre-tax income in excess of $400,000 and 6% of our pre-tax income in excess of $500,000. Each of the bonuses may not exceed 60% of the executive's salary. Each executive is entitled to an automobile the costs for which we are responsible, and another automobile the lease and related costs for which the executive is required to reimburse us. We maintain a $1,000,000 life insurance policy on each executive's life, payable to the beneficiaries named by the executive, and maintain disability insurance for the benefit of each executive which will pay $150,000 per annum to him in the event of his permanent disability. Each of the executives is entitled to receive 2.9 times his annual salary as then in effect if the executive is terminated following a change in the control of our company.

Stock Plans

We have adopted the following stock plans:
* a 1993 Stock Option Plan, which provides for the grant of options to purchase an aggregate of 250,000 shares of our common stock, of which, as of the record date for the Annual Meeting, 91,166 shares have been issued upon exercise of options and 126,334 shares are subject to outstanding options;

* a 1996 Stock Option Plan, which provides for the grant of options to purchase an aggregate of 350,000 shares of our common stock, of which, as of the record date for the Annual Meeting, 54,500 shares have been issued upon exercise of options and 229,300 shares are subject to outstanding options;
* a 1998 Stock Option Plan, which provides for the grant of options to purchase an aggregate of 250,000 shares of our common stock, of which, as of the record date for the Annual Meeting, 10,500 shares have been issued upon exercise of options and 194,500 shares are subject to outstanding options,
* a 2000 Long Term Performance Plan, which provides for the award of an aggregate of 350,000 shares of our common stock, of which, as of the record date for the Annual Meeting, 332,100 shares have been awarded or subject to outstanding awards, and
* a 2002 Long Term Performance Plan, which provides for the award of an aggregate of 250,000 shares of our common stock, of which, as of the record date for the Annual Meeting, no shares have been awarded or subject to outstanding awards.

Employees (including officers), directors and others who provide services to our company or our subsidiaries are eligible to participate in our stock plans. The plans are administered by our board of directors or the compensation committee of the board.

Options granted under the plans may be incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986, as amended), or non-qualified stock options. Non-qualified stock options may be granted in tandem with stock appreciation rights. The exercise price of options may not be less than 100% of the fair market value of the common stock as of the date of grant, except that this limitation does not apply to options granted under the 1998 Stock Option Plan and the exercise price of ISOs granted to an employee who owns more than ten percent of the outstanding common stock may not be less than 110% of the fair market value as of the date of grant. Options may not be exercised more than ten years after the date of grant, or five years in the case of ISOs granted to an employee who owns more than 10% of the outstanding shares of our common stock. An option may be exercised by tendering payment of the purchase price to us or, at the discretion of the administrator of the plans, by delivery of shares of our common stock having a fair market value equal to the exercise price. The number of shares that may be acquired upon exercise of an option and the exercise price of an option are subject to adjustment in the event of a merger, recapitalization, stock split or stock dividend.

The 2000 Long Term Performance Plan and 2002 Long Term Performance Plan permits the grant of any form of award, including stock options, stock appreciation rights, and stock or cash awards. Awards under the 2000 Long Term Performance Plan may be in stock or denominated in units of stock, which may be subject to restrictions on transfer and include forfeiture provisions.

The following table sets forth, as of March 31, 2003:
* the number of shares of our common stock issuable upon exercise of outstanding options, warrants and rights, separately identified by those granted under equity incentive plans approved by our stockholders and those granted under plans, including individual compensation contracts, not approved by our stockholders (column A),
* the weighted average exercise price of such options, warrants and rights, also as separately identified (column B), and
* the number of shares remaining available for future issuance under such plans, other than those shares issuable upon exercise of outstanding options, warrants and rights (column C).

			    Equity Compensation Plan Information

                                 Column A                 Column B               Column C
			     -----------------        -----------------     -----------------------
									    Number of shares
				Number of                                   remaining available for
			     shares to be issued       Weighred average      future issuance under
			       upon exercise of        execise price of      equity compensation
                             outstanding options,     outstanding options   plans (excluding shares
			     warrants and rights      warrants and rights   reflected in column A)
			 -------------------------  ---------------------- -------------------------
Equity incentive plans
   approved by stockholders       887,234                      $ 2.22               406,600
Equity incentive plans
   not approved by stockholders    30,000                       $5.00               Not applicable

Totals                            917,234                      $ 2.32               406,600

The shares to be issued upon exercise of outstanding options, warrants and rights granted under plans not approved by stockholders consist of:

* warrants to purchase 30,000 shares of our common stock at an exercise price of $5.00 per share that we issued to the placement agent in connection with the private placement we conducted in 2000. These warrants expire on September 25, 2005.

Report By Compensation Committee

Philosophy

The Compensation Committee believes that maximizing shareholder value is the most important measure of success, and achieving this depends on the coordinated efforts of individual employees working as a team toward defined common performance goals. The compensation for executive officers and management is designed to be competitive, reward exceptional performance and align the interest of executive officers with the interests of shareholders.

The total direct compensation package for our executives, including the Chairman of the Board and the Chief Executive Officer and President, is made up of three elements: (i) a competitive base salary; (ii) short-term incentives, including bonuses based on the achievement of individual and business performance objectives; and (iii) long term incentives, including stock options and other stock based awards.

Salary

The Compensation Committee believes that the basic philosophy regarding salaries to be followed is to consider increases based upon a favorable evaluation of individual performance relative to individual goals, the functioning of the executive's team within the corporate structure, success in furthering the corporate strategy and goals, and individual management skills, responsibilities and anticipated workload. The salaries of Steven H. Rothman, our Chairman of the Board, and Howard Pavony, our Chief Executive Officer and President, are determined by the terms of their employment contracts. Apart from contractual commitments, the Compensation Committee will also consider demonstrated loyalty and commitment and the competitive salaries offered by similar companies to attract and retain executives.
Merit increases for executives are to be subject to the same budgetary guidelines as apply to an other employees. In those cases where an executive has entered into an employment agreement, the base salary is determined pursuant to the terms of the agreement, and renewals of contracts will be considered on the basis of the performance of the individual, the performance of our company and the compensation philosophy of our company.

Bonuses

Bonus incentives are structured so that if we achieve our target goals, the incentive bonuses for the executives could be a significant percentage of base salary. This policy is designed to further motivate individuals to improve performance. Bonuses were awarded to our executive officers during the fiscal year ended March 31, 2003, based upon our company's results of operations for the prior year in light of the general downturn in the industry in which our company operates and the overall economy for the northeastern United States during the fiscal year ended March 31, 2002.

Stock Options

Executives are eligible for annual stock option grants under our stock option plans. The number of options granted, or shares awarded, to any individual depends on individual performance, salary level and competitive data, and the impact that such employee's productivity may make to shareholder value over time. In addition, in determining the number of stock options granted to each executive, the Compensation Committee reviews the unvested options of each executive to determine the future benefits potentially available to the executive. The number of options granted will depend in part on the total number of unvested options deemed necessary to provide an incentive to that individual to make a long term commitment to remain with Micros-to Mainframes, Inc. By giving to executives an equity interest in our company, the value of which depends upon stock performance, the policy seeks to further align management and shareholder interests.

Respectfully submitted,
The Compensation Committee of the Board of Directors of Micros-to-Mainframes,
Inc.
Alvin E. Nashman, Chairman
James W. Davis, Member
William Lerner, Member
Arnold J. Wasserman, Member

Performance Graph

The following graph and table sets forth the annual changes for the five-year period indicated in a theoretical cumulative total shareholder return of an investment of $100 in our common stock and each comparison indices, assuming reinvestment of dividends, if any.


			     [GRAPH OMITTED]


				1998    1999    2000    2001    2002    2003
                               -------  ------  ------  -----   -----   -----
Micros-to-Mainframes, Inc.      100.00  122.68  522.54  39.60   48.22   20.42
Standard & Poors SmallCap       100.00  80.74   104.80  101.48  122.86  91.57
Peer Group                      100.00  53.65   101.70  30.21   35.09   20.22

The peer group consists of Dyntek, Inc.; En Pointe Technologies, Inc.; Manchester Technologies, Inc.; Netsolve, Incorporated; Pomeroy IT Solutions, Inc. (formerly, Pomeroy Computer Resources, Inc.); RCM Technologies, Inc.; and TransNet Corporation.

Audit Committee Report

Review with Management

The Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended March 31, 2003.

Review and Discussions with Independent Public Accountants

The Audit Committee has discussed with Goldstein Golub Kessler LLP, the Company's independent accountants, the matters required to be discussed by SAS 61.

Receipt, Review and Discussions of Disclosures and Letter from the Independent Public Accountants

The Committee has received all written disclosures and the letter of the independent accountants required by Independence Standards Board Standard No. 1 and has discussed with the independent accountants their independence.

Recommendation of the Audit Committee

Based on the review and discussions referred to in this Audit Committee Report, the Audit Committee recommended to the Board of Directors of the Company that the the Company's audited financial statements as of and for the fiscal year ended March 31, 2003 be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2003 for filing with the Securities and Exchange Commission.

Respectfully submitted,
The Audit Committee of the Board of Directors of Micros-to-Mainframes, Inc. Arnold J. Wasserman, Chairman
James W. Davis, Member
William Lerner, Member
Alvin E. Nashman, Member

Compliance with 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten percent shareholders are required by regulation to furnish us with the copies of all
Section 16(a) forms they file. Based solely on our review of the copies of those forms we received or written representations from certain reporting persons that no Forms 5 were required for those persons, we are not aware of any failure to file reports or report transactions in a timely manner during the fiscal year ended March 31, 2003.

        Our board of directors recommends that you vote "FOR" the election of the director-nominees named in this Proxy Statement


                        INDEPENDENT PUBLIC ACCOUNTANTS

The audit committee of our board of directors has appointed Goldstein Golub Kessler LLP, independent public accountants, to audit and report on our financial statements for the fiscal year ending March 31, 2004. Goldstein Golub Kessler has served as our principal accountants since March 29, 1999 and has been responsible for the audit of our financial statements since the fiscal year ended March 31, 1999. Shareholder approval of the appointment of our auditors is not required under federal or state law. We anticipate that a representative of Goldstein Golub Kessler will be present at the Annual Meeting, will have an opportunity to make a statement if he/she so chooses and will be available to respond to appropriate questions from shareholders.

Audit Fees and Related Matters

Goldstein Golub Kessler LLP has a continuing relationship with American Express Tax and Business Services Inc. from which it leases auditing staff who are full- time, permanent employees of American Express Tax and Business Services Inc. and through which its partners provide non-audit services. As a result of this arrangement, Goldstein Golub Kessler LLP has no full-time employees and, therefore, none of the audit services performed were provided
by permanent full- time employees of Goldstein Golub Kessler LLP.   Goldstein
Golub Kessler LLP manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination. Other services, totaling $28,105, which consist principally of tax advice and which do not include financial information system design and implementation fees, have been provided by American Express Tax and Business Services Inc.

The following sets forth the fees billed by Goldstein Golub Kessler LLP for services performed during the fiscal year ended March 31, 2003:

Audit fees, including the review of the financial statements included our Quarterly Reports on Forms 10-Q during the fiscal
  year ended March 31, 2003.................................... $     76,500
Financial information design and implementation fees ..........            0
All other fees, principally for advice regarding various
  accounting topics rendered during the fiscal year ended
  March 31, 2003...............................................       13,216


                  SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

Shareholder Proposals for Inclusion in Next Year's Proxy Statement

Shareholders may submit proposals on matters appropriate for shareholder action at our annual meetings consistent with regulations adopted by the SEC and our By- laws. We must receive any such proposals not later than June 5, 2004 for such proposals to be considered for inclusion in our proxy statement and form of proxy relating to next year's annual meeting of our stockholders. Proposals should be addressed to our Secretary, at 614 Corporate Way, Valley Cottage, New York, 10989.

Other Shareholder Proposals for Presentation at Next Year's Annual Meeting

For any proposal that is not submitted for inclusion in our proxy statement relating to next year's annual meeting of our stockholders, but is instead sought to be presented directly at next year's annual meeting, SEC rules permit management to vote proxies in its discretion if we:
* receive notice of the proposal before the close of business on August 19, 2004 and advise shareholders in our proxy statement for next year's annual meeting about the nature of the matter and how our management intends to vote on such matter, or
* do not receive notice of the proposal prior to the close of business on August 19, 2004.
Notices of intention to present proposals at next year's annual meeting should be addressed to our Secretary, at 614 Corporate Way, Valley Cottage, New York, 10989.

                                 AVAILABLE INFORMATION

This Proxy Statement is being mailed to our shareholders together with a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2003. Additional copies of the Form 10-K, as well as copies of our other periodic reports filed under the Securities Exchange Act, may be obtained without charge upon written request to our Secretary, at 614 Corporate Way, Valley Cottage, New York, 10989.


					By Order of the Board of Directors,


					Frank T. Wong, Secrtetary

Valley Cottage, New York
October 3, 2003

								  Appendix A

			       Micros-to-Mainframes, Inc.
				Audit Committee Charter

1. Members. The Board of Directors shall appoint an Audit Committee of at least three members, consisting entirely of independent directors of the Board of Directors, and shall designate one member as chairperson or delegate the authority to designate a chairperson to the Audit Committee. Members of the Audit Committee shall be appointed by the Board of Directors upon the recommendation of a majority of the independent directors. For purposes hereof, the term "independent" shall mean a director who meets the independence requirements of the NASDAQ Stock Market ("Nasdaq") and the Securities and Exchange Commission ("SEC"), as determined by the Board of Directors.

Each member of the Audit Committee must be financially literate and at least one member must have accounting or related financial management expertise, as determined by the Board of Directors. In addition, at least one member of the Audit Committee shall be an "audit committee financial expert," as determined by the Board of Directors in accordance with the applicable rules of the SEC.

2. Meetings. The Audit Committee shall meet prior to the release and filing of annual and quarterly financial reports with the Company's financial management and its outside auditors to review and discuss such reports. The majority of the members of the Audit Committee shall constitute a quorum. The Audit Committee shall meet separately as it deems appropriate with Company management and the outside auditor in
order to review the financial controls of the Company.   The Audit
Committee shall report regularly to the full Board of Directors with
respect to its activities.   The Audit Committee shall maintain written
minutes of its meetings, which minutes shall be filed with the minutes of meetings of the Board of Directors.

3. Purposes, Duties and Responsibilities. The purposes of the Audit Committee shall be to:

	* represent and assist the Board of Directors in discharging its oversight responsibility relating to: (i) the accounting, reporting, and financial practices of the Company and its subsidiaries, including the integrity of the Company's financial statements; (ii) the surveillance of administration and financial controls and the Company's compliance with legal and regulatory requirements; (iii) the outside auditor's qualifications and independence; and (iv) the performance of the Company's internal audit function and the Company's outside auditor; and

	* cause to be prepared and included in the Company's proxy statement a report of the Audit
		Committee complying with the requirements of
		Item 306 of Regulation S-K of the SEC.

Among its specific duties and responsibilities, the Audit Committee shall:

	(i) Be directly responsible, in its capacity as a committee of the Board of Directors, for the appointment, compensation and oversight of the work of the outside auditor. In this regard, the Audit Committee shall appoint and retain, compensate, evaluate, and terminate, when appropriate, the outside auditor, which shall report directly to the Audit Committee.

	(ii) Obtain and review, at least annually, a report by the outside auditor describing the outside auditor's internal quality-control procedures, and any material issues raised by the most recent internal quality-control review, or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the outside auditing firm, and any steps taken to deal with any such issues.

	(iii) Approve in advance all audit services and permissible non-audit services to be provided by the outside auditor.

	(iv) Establish policies and procedures for the engagement of the outside auditor to provide audit and permissible non-audit services, which shall include pre-approval of all permissible non-audit services to be provided by the outside auditor.

	(v) Consider, at least annually, the independence of the outside auditor, including whether the outside auditor's performance of permissible non-audit services is compatible with the auditor's independence, and obtain and review a written statement by the outside auditor describing any relationships between the outside auditor and the Company or any other relationships that may adversely affect the independence of the auditor, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the outside auditor concerning any disclosed relationships or service that may impact the objectivity and independence of the auditor.

	(vi)    Review and discuss with the outside auditor:
	       (A) the scope of the audit, the results of the
		annual audit examination by the auditor, and any difficulties the auditor encountered in the course of its audit work, including any restrictions on the scope of the outside auditor's activities or on access to requested information, and any significant disagreements with management; and (B) any reports of the outside auditor with respect to interim periods.

	(vii) Review and discuss with management and the outside auditor the annual audited and quarterly financial statements of the Company, including: (A) an analysis of the auditor's judgment as to the quality of the Company's accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (B) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," including accounting policies that may be regarded as critical; and (C) major issues regarding the Company's accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and financial statement presentations; and receive reports from the outside auditor as required by SEC rules.

	(viii) Recommend to the Board of Directors based on the review and discussion described in paragraphs (v) - (vii) above, whether the financial statements should be included in the Annual Report on Form 10-K.

	(ix)    Review and discuss the adequacy and
		effectiveness of the Company's internal
		controls, including any significant
		deficiencies in internal controls and
		significant changes in such controls reported to the Audit Committee by the outside auditor or management.

	(x)     Review and discuss the adequacy and
		effectiveness of the Company's disclosure controls and procedures and management reports thereon.

	(xi) Review and discuss corporate policies with respect to earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies.

	(xii) Review and discuss the Company's policies with respect to risk assessment and risk management.

	(xiii) Oversee the Company's compliance systems with respect to legal and regulatory requirements and review the Company's codes of conduct and programs to monitor compliance with such codes.

	(xiv) Establish procedures for handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

	(xv)    Review and approve all related party
		transactions as required by applicable rules and regulations of Nasdaq and the SEC.

	(xvi) Establish policies for the hiring of employees and former employees of the outside auditor.

	(xvii)  Annually evaluate the performance of the Audit
		Committee and assess the adequacy of the Audit
		Committee charter.

4. Outside Advisors. The Audit Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist it in the performance of its functions and shall receive appropriate funding, as determined by the Audit Committee, from the Company for payment of compensation to any such advisors.

			   Micros-to-Mainframes, Inc.

This proxy is being solicited on behalf of the Board of Directors of the Corporation. The board recommends a vote FOR each of named director-nominees
		     and FOR matter number 2.

The undersigned hereby appoints Howard A. Pavony and Steven H. Rothman, or either of them, attorneys and proxies with full power of substitution in each of them, in the name and stead of the undersigned, to vote as proxy all the shares of the undersigned in Micros-to-Mainframes, Inc., a New York corporation (the "Corporation"), at the 2003 Annual Meeting of Shareholders of the Corporation, scheduled to be held on November 7, 2003, and any adjournments or postponements thereof, as follows:



1.      Election of the following nominees to the Board of Directors of the
	Corporation:

	William Lerner          Alvin E. Nashman          Howard Pavony
		Steven H. Rothman          Arnold Wasserman

[ ]  FOR the nominees listed above
[ ]  WITHHOLD authority to vote for all nominees
[ ]  Withhold authority to vote for the following individual nominees:


				 [Print Name(s)]

2. Upon such other business as may properly come before the meeting or any adjournment thereof.

	[ ]  FOR              [ ]  AGAINST              [ ]  ABSTAIN

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY THE PROXIES,OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ABOVE-LISTED DIRECTOR-NOMINEES AND FOR MATTER NUMBER 2, AS SET FORTH ON THE REVERSE HEREOF. RECEIPT OF THE CORPORATION'S PROXY STATEMENT, DATED OCTOBER 3, 2003, IS HEREBY ACKNOWLEDGED.


Dated:           , 2003

			  ____________________________________[L.S]

			  ____________________________________[L.S]
		       (Note: Please sign exactly as your name appears hereon. Executors,administrators, trustees, etc. should so indicate when signing, giving full title as such.
		       If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)

          		  PLEASE MARK, DATE, SIGN AND RETURN
	        	 THIS PROXY IN ACCOMPANYING ENVELOPE